SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Emerging Markets Frontier Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-section of the “MANAGEMENT” section of the summary section of the fund's prospectus.
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Andrew Beal, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014. On temporary leave.

The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
■	Global Head of Emerging Markets Equities: Hong Kong.
■	Joined Deutsche Asset Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
■	MBA, Manchester Business School.
Andrew Beal, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014. On temporary leave.
■	Deputy Head of Emerging Market Equities: London.
■	Joined Deutsche Asset Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.
■	BSc in Economics and Politics from University of Bath.

Please Retain This Supplement for Future Reference
July 17, 2017
PROSTKR-830